Exhibit 10.4

(Written on official Notary paper of the Supreme Court of Justice. The first six pages of the document contain Lawyer Tax Stamps, each for the sum of 100.00 lempiras -official currency of the Republic of Honduras. Sheets are numbered from 1815213 to 1815184, where the CERTIFIED TRUE COPY begins):

CERTIFIED TRUE COPY

Instrument number eighty-six (86)- MORTGAGE-BACKED CREDIT FACILITY AGREEMENT-In the city of San Pedro Sula, Department of Cortés, at 10:13 am, on Friday, March seven, two thousand and fourteen, before me, RUBEN ANTONIO MENDOZA DIAZ, Lawyer and Public Notary, domiciled in the city of San Pedro Sula; registered with the Bar Association under number TWO THOUSAND SIX HUNDRED AND SEVENTEEN (2617), and registered in the Notary Registry of the Honorable Supreme Court of Justice under number ONE THOUSAND FIVE HUNDRED AND SEVENTY-TWO (1572), and with offices located at Barrio Paz Barahona, 10 avenida, 16 calle, S.O., Casa No. 113, in the City of San Pedro Sula, Department of Cortés, appear, on the one hand, Mrs. SUSAN ANDREA ALTAMIRANO CISNEROS, also known as SUSAN ALTAMIRANO, of legal age, married, with a degree in Business Administration, Honduran, residing at Residencial Los Cedros, segunda avenida, 4 y 5 calle, bloque número 10, casa número 2, of this city; acting in her capacity as Legal Representative of the company PRICESMART HONDURAS, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, and being able to use the abbreviation PSH, S.A. DE C.V., with domicile at: Zona El Playon 100 metros al Sur del CURN, of this city; a company established and organized in keeping with the legislation of the Republic of Honduras, domiciled in the City of San Pedro Sula, Department of Cortés, incorporated through instrument number Five (5) authorized by the Notary CARLOS LOPEZ CONTRERAS, on February two (2), nineteen hundred and ninety-nine (1999), and registered under number five (5) of volume two hundred and fifty-nine (259), transferred to registration number 57302 of the Corporate Business Registry of this registry section; Associated Center; representation evidenced with the Certified True Copy of Public Deed number one hundred and thirty-four (134) dated August thirty, two thousand and four, authorized in the city of San Pedro Sula, by the Notary Salustio Aguilar Martínez and registered under number five (5) of volume four hundred (400) of the Corporate Business Registry of this registry section; Associated Center; Also, by means of the Certificate issued by the AD-HOC Secretary, on March five, two thousand and fourteen, under point II of Minute sixty-three of the Ordinary Shareholders Meeting of such company, held on February twenty-eight, two thousand and fourteen, where Mrs. SUSAN ANDREA ALTAMIRANO CISNEROS is authorized to perform a loan transaction on behalf of the company with BANCO DE AMERICA CENTRAL HONDURAS, SOCIEDAD ANONIMA, in accordance with the terms and conditions set by the parties, and to grant the corresponding guarantees, authorized to perform acts and enter into agreements such as this one; documents that I, the Notary, attest to have had at sight; and who from here on in and for the effects of this instrument shall also be known as THE CREDITED PARTY, who, for the effects of communications, indicates the following address: Zona El Playon 100 metros al Sur del CURN, of this city; and, on the other hand, Mr. CARLOS ELIAS HANDAL GONZALEZ, of legal age, married, Civil Engineer, Honduran, of this domicile; acting in his capacity as Manager and Legal Representative of the corporation known as BANCO DE AMERICA CENTRAL HONDURAS, SOCIEDAD ANONIMA, originally incorporated as BANCO MERCANTIL, SOCIEDAD ANONIMA, in instrument number three (3) dated February fourteen (14), nineteen hundred and ninety eight, granted before the Notary JOSE RAMIREZ SOTO and registered under number seven (7) of volume one hundred and twenty-five (125) of the Corporate Business Registry of this Department of Francisco Morazán, corporate name modified as a result of the merger of BANCO MERCANTIL,

SOCIEDAD ANONIMA and BANCO DE AMERICA CENTRAL HONUDRAS, SOCIEDAD ANONIMA, in instrument number One, dated March three, two thousand and eight, before the Notary José Ramón Paz, and registered under number Thirty-nine (39) of volume seven hundred (700) of the corporate Business Registry of the Department Francisco Morazón, Associated Center; representation evidenced with the Certified True Copy of the Mandate contained in public deed number two hundred and ten, dated September sixteen, two thousand and ten, authorized before the Notary Marco Antonio Elvir Girón, by Mr. Ernesto Castegnaro Odio, in his capacity as President of the Board of Directors of the before stated corporation and which is registered under Registration number sixty-two thousand eight hundred and seventy-one (62871), Entre seven thousand and twenty-two (7022) of the Commercial Registry of the Department of Francisco Morazán, Associated Center; stating that he has broad and sufficient powers to perform acts such as that consigned herein; documents that I the Notary attest to have at sight; and from hereon in and for the effects of this instrument shall only be referred to as BAC HONDURAS; both of whom assure me that they are free to exercise their civil rights and spontaneously state: That they have agreed to enter into a Credit Facility Agreement, which shall be governed by the following clauses: FIRST: “OBJECT OF THE AGREEMENT”: BAC/HONDURAS, prior to the approval of the request presented by THE CREDITED PARTY, hereby places the amount of TWO HUNDRED AND EIGHTY-SIX MILLION LEMPIRAS and 00/100 (lps286,000,000.00) at the disposal of such CREDITED PARTY and, simultaneously, its lending capacity to undertake obligations with third parties, on behalf of the CREDITED PARTY, in the manner stated further on herein, all of which shall be used in the normal line of business. SECOND: “MODALITIES”: (1) The loan referred to in this agreement is limited to the amount stated in the preceding clause.- (II) this loan shall be understood to be a closed loan. - THIRD: “FORMS OF DISPOSAL”: (1) THE CREDITED PARTY will dispose of the amounts covered by this loan, fully or partially, by means of disbursement orders in the formats especially provided by BAC/HONDURAS, and subsequent credit to its deposit account at the Institution, overdrafts, acceptances, promissory notes, security discounts, endorsements, bank guarantees, letters of credit and other bank operations susceptible to being performed under this mode of credit and that the parties agree to in a timely manner.- FOURTH: “SPECIAL AND GENERAL TERMS AND CONDITIONS”: (1) For every disposal made by the CREDITED PARTY charged to the loan object of this agreement, the interests, legal tax and lien withholdings, commissions, expenses, terms and other modalities, as may be the case, that may be applicable to the specific transaction shall be agreed on.- (II) Notwithstanding the above stated, the following apply to this agreement: a) In the case of lack of reply, interests, legal tax and lien withholdings, as the case may be, respective commissions, expenses and personal and procedural costs and expenditures shall be borne by the CREDITED PARTY; b) THE CREDITED PARTY undertakes to open and keep a deposit account with BAC/HONDURAS, to which charges are hereby authorized to be made so as to pay for the payable obligations; c) BAC/HONDURAS reserves the right to abstain from attending, permitting or granting new provisions to THE CREDITED PARTY as part of the opening of the loan, at its entire criteria, for any reason whatsoever and without needing to justify such reason before THE CREDITED PARTY, whereas THE CREDITED PARTY hereby holds BAC HONDURAS harmless in the event of exercising this power; d) If upon the early or normal expiration of this agreement pending obligations exist towards third party bank guarantees, THE CREDITED PARTY undertakes to relieve BAN HONDURAS from this obligation within fifteen (15) days following such expiration; e) THE CREDITED PARTY hereby grants BAN HONDURAS the right to inspect its operations at any time and while this Agreement is in effect, through those persons duly authorized for such matter and to have access to the corresponding documents and accounting so as to ensure that the patrimonial conditions that BAN HONDURAS took into account upon approving and granting this loan have been maintained, that the funds originating from such have been destined to the purposes indicated at the time by the CREDITED PARTY and that the administrative policies and practices in effect guarantee the recovery of the balances due; f) THE CREDITED PARTY, at the request of BAC HONDURAS, must send a balance sheet, a profit and loss statement and any other document that is requested, as well as the financial statements corresponding to its fiscal year following the closing of such, audited -if required-by an external firm registered with the National Banking and Insurance Commission; g) Likewise, BAC HONDURAS is hereby authorized to review the interest rates, and may adjust such every six (6) months according to the fluctuations affecting the reference rate stated in the different documents in which such are agreed on, and such shall be in effect once the term of notice set out in the regulations has elapsed and shall pay such rate in the same conditions as those of this loan; h) The funds of the loan shall be used for the purposes indicated at each time by THE CREDITED PARTY and approved by BAC HONDURAS; i) THE CREDITED PARTY must maintain its assets free of encumbrances, unless BAC HONDURAS otherwise agrees, in writing and prior to any affectation of such; j) THE CREDITED PARTY shall bear all charges, commissions, professional fees and fees relating to this deed, its certified true copy, registration and cancelation, as well as any other expense resulting from entering into this agreement, detailed in the rate log that is in effect, and BAC HONDURAS is hereby authorized to debit such from the account(s) managed by THE CREDITED PARTY for the payment of such; k) THE CREDITED PARTY understands and accepts that BAC HONDURAS shall provide a physical and electronic statement, when so required.- FIFTH: “DISCOUNTS AND ASSIGNMENT OF THE LOAN”: THE CREDITED PARTY, expressly authorized BAC HONDURAS to discount, transfer, subrogate and/or to fully or partially assign the loan referred to in this agreement and the created Instruments based on such agreement.- SIXTH: “REPAYMENT OF THE DEBIT BALANCE AND PLACE FOR PAYMENT”: I) THE CREDITED PARTY shall repay the sums owed to BAC/HONDURAS, under this agreement, according to the terms set out in each of the documents referred to in the clause titled “Forms of Disposal”, if applicable, and in the absence of such, upon the expiration of the term for the use of the loan stated in the clause titled “Procedure in Determining Noncompliance” after the loan has expired or the agreement is terminated in advance.- II) The same shall be understood with regard to the interests, legal tax and lien withholdings, in such case, commissions and expenses including procedural and personal costs incurred in by BAC/HONDURAS in claiming any sum determined in accordance with that agreed on herein or any other matter relating to this agreement. III) All amounts owed according to that indicated herein that have not specific interest assigned shall be considered as a loan to THE CREDITED PARTY and shall earn the interest in effect at the time of payment for such type of transaction, calculated as of the moment that BAC/HONDURAS made the respective disbursement. IV) All payments must be made3 at the offices of BAC/HONDURAS or where BAC/HONDURAS INDICATES. V) BAC/HONDURAS is hereby authorized to apply any existing balance in favor of THE CREDITED PARTY as deposits of any kind, as well as to dispose of the securities or payment documents, as a partial or total payment of the obligation consigned herein. SEVENTH: “EARLY TERMINATION”: I) Notwithstanding that provided in the previous clause, the right of the CREDITED PARTY to use the loan consigned herein shall be expire for the other causes set out in Article 889 of the Code of Commerce.- II) By virtue of this loan being granted in consideration of the solvency, financial position, credit conditions and other specific circumstances of THE CREDITED PARTY, both financial and of any other kind, as presented on the date of this document, BAC/HONDURAS may terminate this agreement in advance, at any moment, without any responsibility whatsoever and require the immediate payment of the debit balances, interests, legal tax and lien withholdings, as may be the case, commissions and expenses including procedural and personal costs incurred in by BAC/HONDURAS in any matter relating to this agreement, if in its sole and exclusive opinion, BAC/HONDURAS considers -without the obligation of verification-that the stated conditions of the CREDITED PARTY have changed, modifying the opinion of BAC/HONDURAS with regard to its creditworthiness. BAC/HONDURAS will also have the right of early termination and to immediately demand the payment of the debited balances and other concepts referred to in the previous section of this clause, if THE CREDITED PARTY should default regarding the payment of one installment of interests, capital or both in any of the obligations of this agreement, or does not fulfill any of the obligations, agreements or commitments consigned herein or subsequently undertaken; and if BAC/HONDURAS verifies that inaccurate statements were made or the existence of reserves regarding circumstances of the

CREDITED PARTY, such that BAC HONDURAS would not have granted this loan or would not have granted the same conditions had it known the true state of things, in this event reserving the right to claim the damages it could have suffered.- EIGHTH: “CREATION OF GUARANTEE”: Mrs. SUSAN ANDREA ALTAMIRANO CISNEROS, also known as SUSAN ALTAMIRANO, acting in her capacity as Legal Representative of the company known as PRICESMART HONDURAS, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, and being able to use the abbreviation PSH, S.A. DE C.V., hereby states: That in order to guarantee each and every one of the obligations derived from the credit facility made to THE CREDITED PARTY, and referred to in this Instrument for the amount stated in the clause titled “Object of the Agreement”, plus current and in arrears interests, even those exceeding the last two years that have elapsed and the payable part of the current annuity, insurance premiums, commissions and legal tax and lien withholdings, as may be the case, personal expenses and costs, it establishes: a FIRST MORTGAGE WITH ITS CURRENT AND FUTURE BETTERMENTS: on the real property belonging to the company she represents, located at “urbanización El Sauce de Comayagûela, Municipio del Distrito Central” which is described as follows: FRACTION BC-1: with an area measuring twenty-one thousand two hundred and thirty-eight point twenty-three square meters (21,238.23 M2) equal to thirty thousand four hundred and sixty-one point fourteen square “varas” (30,461.14 V2), with the following courses, measurements and boundaries: From station twenty-five (25) to twenty-five A (25A), South bound eleven degrees, thirty-one minutes, twenty-three seconds East (S:1º31`23”E), measuring a distance of seventy-four point fifty-four meters (74.54 mts), adjacent to the real property owned by PROCASA; from Station twenty-five A (25A) to twenty-five B (25B), South bound, sixty-three degrees, forty-one minutes, forty-nine seconds East (S:63º41’49”E), measuring a distance of eighty-seven point thirty-nine meters (87.39Mts), adjacent to Fraction BC-2: From Station twenty-five B (25B) to twenty-five C (25C), North bound, fifty degrees, fifty-nine minutes, forty-three seconds East (N: 50ª59`43”E), measuring a distance of one hundred and eight meters (108.00 Mts), adjacent to Fraction BC-2; from Station twenty-five C (25C) to twenty-five D (25D), North bound fifty degrees, fifty-nine minutes, forty-three seconds East (N: 50º59`43”E), measuring a distance of five point forty-eight meters (5.48Mts), adjacent to Fraction BC-3; from Station twenty-five D (25D) to twenty-five E (25E), North bound forty-one degrees, thirty-nine minutes, twenty-five seconds West (N 41º39`25”W), measuring a distance of sixty-one point forty-five meters (61.45 Mts), adjacent to Fraction BC-3; from Station twenty-five E (25E) to twenty-five F (25F), North bound forty-one degrees, twenty-two minutes, seven seconds West ( N 41º22`07”W), measuring a distance of twenty-nine point forty-four meters (29.44Mts), adjacent to Fraction BC-3; from Station twenty-five F (25F) to twenty-five G (25G), North bound nine degrees, twenty-seven minutes, forty-six seconds West (N 09º27’46”W) measuring a distance of four point sixty meters (4.60Mts), adjacent to Fraction BC-3; from station twenty-five G (25G) to twenty-five H (25H), North bound thirty-seven degrees, thirty-nine minutes, twenty-three seconds West (N 37º39’23”W), measuring a distance of our point ninety-five meters (4.95Mts), adjacent to Fraction BC-3; from station twenty-five H (25H) to twenty-five I (25I), North bound thirty-six degrees, ten minutes, twenty-seven seconds West (N 36º10’27”W), measuring a distance of ninety point thirty-four meters (19.34 Mts), adjacent to Fraction BC-3; from Station twenty-five I (25I) to twenty-five J (25J), North bound twenty-nine degrees, forty-two minutes, forty-one seconds W (N 29º42’41”W), measuring a distance of five point ninety-seven meters (5.97Mts), adjacent to Fraction BC-3; from Station twenty-five J (25J) to twenty-five K (25K), North bound thirty-two degrees, thirty-three minutes, eight seconds West (N 32º33’08”W) measuring a distance of thirteen point sixty-three meters (13.63 Mts.) adjacent to Fraction BC-3; from Station twenty-five K (25K9 to twenty-five L (25L), South bound sixty-nine degrees, forty-nine minutes, eight seconds West (S 69º49’08”W), measuring a distance of one point twenty-five meters (1.25 mts), adjacent to Fraction BC-3; from Station twenty-five L (25L) to thirteen A (13A), North bound forty-six degrees, twenty-seven minutes, forty-five seconds West (N 46º27’45”W), measuring a distance of twenty-nine point thirty-seven meters (29.37 Mts), adjacent to Fraction BC-3; from Station thirteen A (13A to fourteen (14, South bound fifty-one degrees, forty-eight minutes, thirteen seconds West (S 51º48’13”W), measuring a distance of ten point sixty-seven meters (10.67 Mts), adjacent to Anillo periférico; from Station fourteen (14) to fifteen (15), South bound fifty-one degrees, seventeen minutes, fifty-seven seconds West (S 51º17’57”W), measuring a distance of nine point sixty-one meters (9.61 Mts), adjacent to Anillo Periférico; from Station fifteen (15) to sixteen (16) South bound fifty-one degrees, nineteen minutes, twenty-five seconds West (S 51º19’25”W), measuring a distance of ten point thirty-three meters (10.33 Mts), adjacent to Anillo Periférico; from Station sixteen (16) to seventeen (17) South bound fifty degrees, fifty-six minutes, eighteen seconds West (S 50º56’18”W), measuring a distance of five point six meters (5.06 Mts), adjacent to Anillo Periférico; from Station seventeen (17) to eighteen (18) South bound fifty-one degrees, thirty-nine minutes, twenty-six seconds West (S 51º39’26”W), measuring a distance of five point fourteen meters (5.14Mts.), adjacent to Anillo Periférico; from station eighteen (18) to nineteen (19), South bound fifty-two degrees, two minutes, thirty-two seconds West (S 52º02’32”W), measuring a distance of five point twenty meters (5.20Mts), adjacent to Anillo Periférico; from Station nineteen (19) to twenty (20) South bound fifty-three degrees, ten minutes, twenty-five seconds West (S 53º10’25”W), measuring a distance of five point twenty-two meters (5.22Mts), adjacent to Anillo Periférico; from Station twenty (20) to twenty-one (21) South bound fifty-three degrees, forty-six minutes, thirty-one seconds West (S 53º46’31”W), measuring a distance of five point twenty-six meters (5.26 Mts), adjacent to Anillo Periférico; from Station twenty-one (21) to twenty-two (22) South bound fifty-four degrees, fifty-four minutes, thirty seconds West (S 54ª54’30”W), measuring a distance of five point twenty-six meters (5.26Mts), adjacent to Anillo Periférico; from Station twenty-two (22) to twenty-three (23) South bound fifty-five degrees, thirty-two minutes, three seconds West (S 55º32’03”W), measuring a distance of three point ninety-three meters (3.93Mts), adjacent to Anillo Periférico; from Station twenty-three (23) to twenty-four (24), South bound twenty-nine degrees, forty-four minutes, forty-nine seconds West (S 29º44’49”W), measuring a distance of thirty-seven point seventy-seven meters (37.77 Mts), adjacent to the real property owned by PROCASA; from station twenty-four (24) to twenty-five (25), or the starting point, South bound twenty-nine degrees, forty-four minutes, forty-nine seconds West (S 29º44’49”W), measuring a tangent of eight point twenty-eight meters (T=8.28 Mts), with a curve length of fifteen point eighty-five meters (Lc=15.85 Mts) and a radio of twenty-two meters (R=22.00 Mts) adjacent to the real property of PROCASA- Such real property was obtained by the company she represents from the company names PROYECTOS DE CENTROAMERICA S.A. DE C.V., on February eleven, two thousand and thirteen, through instrument number Ten, authorized by the Notary Claribel Medina de León and registered under paper registration number 1064807, entry number two (2) of the Institute of Mortgaged Property and Preventive Annotations of Francisco Morazón- Ownership documents that I the Notary attest to have had at sight; that in the event of judicial proceeding, the CREDITED PARTY in the event of enforcement submits to that set out in Section eight hundred and eighty-seven (887) to nine hundred and eleven (911) and the other applicable articles of the Civil Procedural Code, and in mutual agreement with Mr. CARLOS ELIAZ HANDAL GONZALEZ, value the described real property for the amount of TWO HUNDRED AND EIGHTY-SIX MILLION AND 00/100 LEMPIRAS (LPS 286,000,000.00); which shall serve as a basis for its sale in public auction; the mortgaged property is subject to the payment of all of the obligations maintained by THE CREDITOR PARTY in BAC/HONDURAS.- NINTH: “AGREEMENTS RELATING TO THE GUARANTEE”: THE CREDITED PARTY may not sell, exchange, lease, mortgage nor in any other way transfer or encumber the property it establishes as a guarantee, unless otherwise agreed on in writing by BAC/HONDURAS and before any affectation to such.- II) THE CREDITED PARTY waivers the right to reduction and imputation referred to in Article 2113 of the Civil Code- TENTH: “INSURANCE”. THE CREDITED PARTY must maintain the property mortgaged in this Instrument, while unsettled balances exist, fully ensured, as well as take out any other insurance in case it is required by BAC/HONDURAS, with an insurance company authorized by the National Banking and Insurance Commission and that is acceptable to BAC/HONDURAS against the risks required by the Bank, for an amount that is not less than the value of the loan, appointing BAC/HONDURAS as the irrevocable beneficiary of the respective policy(policies); THE CREDITED PARTY is bound to deliver the original endorsement as well as a copy of the policy and accepted by the Bank for its custody. THE CREDITED PARTY understands and accepts that it must present the renewal of the insurance policy(ies) duly endorsed within a period of 30 days prior to the expiration of such; in the event that on the day before the expiration of the insurance policy (policies) the respective renewal has not been submitted, BAC/HONDURAS, will have the option of: a) signing and renewing the insurance policies on behalf of THE CREDITED PARTY, so as to guarantee the owed payment and b) to pay the premiums corresponding to such insurance on its own account. THE CREDITED PARTY hereby holds BAC/HONDURAS harmless of any type of responsibility in the event that the insurance taken out in the name of THE CREDITED PARTY is not underwritten or renewed. The amounts paid for such concept shall be immediately required and BAC/HONDURAS may, alternatively charge them to this loan, earning the same agreed on interest rate in effect for this loan transaction. The before stated shall be understood without prejudice that in the event of arrears of default by THE CREDITED PARTY in making such payments, this shall constitute a cause for default, by virtue of which BAC/HONDURAS may terminate the term of all the payment obligations by THE CREDITED PARTY and demand the judicial or extrajudicial payment; meanwhile, the reimbursement of the reimbursement shall be guaranteed by the before established mortgage; and BAC/HONDURAS shall also be authorized to debit deposits of any kind, as well as to dispose of the securities or payment documents to pay the premiums and monthly installments of the insurance; THE CREDITED PARTY authorizes BAC/HONDURAS to charge a commission in those events in which it provides the Bank with one or more duly endorsed insurance policies, whereby THE CREDITED PARTY is bound to annually renew such policy(policies) and deliver the originals of such, duly endorsed and accepted by the Bank for its custody, holding BAC/HONDURAS harmless regarding any type of responsibility in the event of the nonrenewal of such and BAC/HONDURAS is hereby authorized to renew such, at its sole criteria, on behalf of the CREDITED PARTY. Such commission shall be immediately required or BAC/HONDURAS may, alternatively, charge such to this loan, earning the same agreed on interest rate in effect for this loan transaction. Likewise, if THE CREDITED PARTY should repay the amount of the loan in advance, the insurance shall automatically be cancelled without any responsibility whatsoever regarding BAC/HONDURAS.- ELEVENTH: “PROCEDURE IN DETERMINING NONCOMPLIANCE”: In the event of the contravention or noncompliance of any of the stipulations contained in this Deed or any other obligation in favor of BAC/HONDURAS, or if false information of any nature was provided or if such company is found to be insolvent, BAC/HONDURAS shall be entitled to terminate the obligation of THE CREDITED PARTY in advance and demand the judicial or extrajudicial payment of the capital, interests, expenses through extrajudicial or through the herein agreed on procedures, in which event the account statement certified by the Accountant of BAC/HONDURAS shall serve for the effect of crediting the payable debt, document that shall be considered to constitute an integral part of this Deed; the CREDITED PARTY also states: That it is understood and has been convened that BAC/HONDURAS is hereby authorized to determine if it has fulfilled the obligations that IT has undertaken in this Deed, for which a simple note from BAC/HONDURAS’s General Management, of the person designated by such entity, stating the situation of noncompliance shall suffice. Such note shall be considered as integrally incorporated to this Deed and therefore, both parties hereby state that given that such is an integral part of this Deed, it shall be an instrument hindering to enforcement and shall serve as a basis for action of extrajudicial enforcement, in such case. THE CREDITED PARTY shall have a period of 30 days, once the notice of noncompliance has been given, to fulfill all the due obligations or to prove the fulfillment of such obligations to BAC/HONDURAS. It is hereby understood that the obligations provided in this agreement shall expire in advance and may be charged as if they were immediately due and payable with their corresponding interests and extrajudicial or judicial expenses, in the event that any of the following circumstances should concur: I) if THE CREDITED PARTY falls behind in the payment of one installment or payment of capital or interests;- II) The infringement or noncompliance of the CREDITED PARTY regarding any of the actions it is prohibited from carrying out.- III) If BAC/HONDURAS becomes aware and verifies that the CREDITED PARTY did not provide complete information regarding the financial statements it submitted upon requesting the loan contained herein and that served as a basis for the granting of such loan.- TWELFTH: “EXTRAJUDICIAL COLLECTIONS OF DEBT”: Mr. CARLOS ELIAS HANDAL GONZALES, in the capacity in which he is acting, states: That all the before stated by Mrs. SUSAN ANDREA ALTAMIRANO CISNEROS, also known as SUSAN ALTAMIRANO, acting in her capacity as Legal Representative of the company PRICESMART HONDURAS, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, also being able to use the abbreviation PSH, S.A. DE C.V., is true and that on behalf of the company he represents, BAC/HONDURAS, he accepts the stipulations made, accepts the Mortgage established in its favor as a guarantee and the fulfillment of the granted loan and that he agrees with the appraisal of the encumbered real property for the effects of auctioning in the event of noncompliance- Such is stated and granted by those who are aware of their right to personally read this Deed and, according to their request, I have fully read the content of such, which the grantors hereby ratify, sign and place their right index fingerprint; in addition to having warned them of their obligation to register this Instrument in the corresponding Registry. Knowledge, status, age, profession and occupation, nationality and domicile of one and the other party to which I hereby attest. As well as to having had at sight the following personal documents, listed in their order or appearance: SUSAN ANDREA ALTAMIRANO CISNEROS, also known as SUSAN ALTAMIRANO, Identity Card number 0501-1974-09899; the company known as PRICESMART HONDURAS, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, which may use the abbreviation PSH, S.A. DE C.V., National Tax Registration Code 05019003078013; CARLOS ELIAS HANDAL GONZALES, Identity Card No. 0801-1976-07349; the company BAC/HONDURAS National Tax Registration Code 08019995222486.- I ATTEST: (SIGNATURES AND FINGERPRINTS).- SUSAN ANDREA ALTAMIRANO CISNEROS also known as SUSAN ALTAMIRANO- CARLOS ELIAS HANDAL GONZALES- SIGNATURE, NOTARY SEAL AND THE FINGERPRINT OF RUBEN ANTONIO MENDOZA DIAZ.
At the request of the grantors, for delivery to Mr. CARLOS ELIAS HANDAL GONZALES, in his capacity as manager and Legal Representative of the company known as BAC/HONDURAS, book, I seal and sign this first certified copy in the same place and on the same date on which it was granted, on the corresponding official paper, with the payment of the registry services as stated in receipt number TGR-0000000001367219, duly paid up, the original copy with which such matches under the number pre-inserted in my Official Book of Notarial Records pertaining to public instruments of this year, where I have noted this order of payment. (Signature: Illegible, Fingerprint).
(the following page, no. 1815192 is blank).
The following page contains a payment slip issued by the Department of Finance of the Treasury of the Republic of Honduras. This payment slip states that PRICESMART HONDURAS, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, with National tax registration Number 05019003078013 paid the sum of 429,200.00 (Lempiras- Official currency of the Republic of Honduras) for the concept Registration Fees in accordance with the Property Act. Payment was made in San Pedro Sula Honduras on March 10, 2014. Signature Illegible.
The last page contains a copy of the payment slip issued by BAC HONDRUAS at its branch in San Pedro Sula, confirming the payment of 429,200.00 Lemprias for the concept of Tax Payment, made by PRICESMART HONDRUAS, National Tax Registration 5019003078013. --

PRIVATE LOAN AGREEMENT

FOR THE SUM OF 286,000,000.00 LEMPIRAS (Official currency of Honduras)

WE, SUSAN ANDREA ALTAMIRANO CISNEROS, also known as SUSAN ALTAMIRANO, of legal age, married, with a degree in Business Administration, Honduran, bearer of Identity Card No.

0501-1974-09899; acting in my capacity as LEGAL REPRESENTATIVE of the Company PRICESMART HONDURAS, S.A. DE C.V., with National Tax Registration (RTN for its initials in Spanish) No. 05019003078013, from here on in identified as THE BORROWER and, on the other hand, CARLOS ELIAS HANDAL GONZALES, of legal age, married, Civil Engineer, bearer of Identity Card No. 0801-1976-07349, acting in my capacity as MANAGER AND LEGAL REPRESENTATIVE of BANCO AMERICA CENTRAL HONUDRAS, SOCIEDAD ANONIMA, with National Tax Registration Number: 08019995222486, which from hereon in shall exclusively be identified as BAC HONDURAS, have agreed to enter into, and in effect enter into this loan agreement, subject to the following conditions: FIRST. I state that the company that I represent received the sum of TWO HUNDRED AND EIGHTY SIX MILLION LEMPIRAS AND 00/100 CENTRS (LPS. 286,000,00.00), to its full satisfaction, as a loan from BAC HONDURAS; sum that such company shall pay to BAC HONDURAS, or to the name of such in the city of San Pedro Sula, Department of Cortes, in “lempiras” or in the official currency of the Republic of Honduras, as follows: In a term of 120 MONTHS, INCLUDING A 24 MONTH GRACE PERIOD FOR CAPITAL, ONLY PAYING INTERESTS EVERY QUARTER AND 32 QUARTERLY CAPITAL PAYMENTS OF LPS 8,937,500.00 PLUS QUARTERLY INTERESTS; the first interest payment must be made on JUNE 07, 2014; and the first Capital payment must be made on JUNE 07, 2016 and, succesively, without any interruption whatsoever, on the 07 day of each of the following months until the expiration of such on MARCH 07, 2024. SECOND: I continue stating, in my capacity as the representative of THE ACCREDITED, that this loan shall earn TWELVE POINT SEVENTY-FIVE PERCENT (12.75%) annual interest, using the average weighted tiem deposit rate in national currently corresponding to the last month published on the web page of Banco Central de Honduras. With regard to this loan, the initial referrence rate is that of the month of Januayra 2014, which is 11.14%, to which 1.61% is added. Given that the rate is variable, on the date that it is reviewed, the interest rate shall be that produced from adding the referrence rate plus 1.61%. The interest rate earned in this loan may not be less than 12.5%, regardless of the variations affecing the here in stated referrence rate. If Banco Central de Honduras should cease to publish the rates used as a referrence, the rate published by the National Banking and Insurance Commission shall be used as an equivalent. THIRD. In the event of default, the company I represent, THE BORROWER, shall also pay a monthly surcharge of TWO PERCENT (2%) and, should the bank interest rate authorized by Banco Central de Honduras increase, for the same destination for which the interest rate charge for this loan was founded, BAC HONDURAS is hereby authorized to increase such rate immediately and authomatically, without any notice whatsoever, and such shall be paid in the same conditions applicable to this loan. FOURTH. I continue to state in representation of the BORROWER that in the event of defautl, resulting from the lack of payment of one of the agreed on installments or interest, without the term being considered as extended and without any requirement what so ever, my principal shall pay the convened monthly capitalized interest on the payable interest(s). FIFTH. THE BORROWER, through its representantive, continues to state that lack of payment when any of the installments become payable, the personal or corporate engagement in actions or events that, in the opinion of BAC HONDRUAS, endanger the fulfillment of the obligations, or the claim or embargo carried out against myself of against the company I represent, shall cause BAC HONDURAS to declare the obligation as payable and to demand immediate payment and, in such case, for the effects of a legal claim, in my personal capactiy and in representation of the company, we expressly submit ourselves to the jurisdiction and competence of the Civil Court of Francisco Morazón, designated by BAC HONDURAS. SIXTH. In my capacity as the legal representative of the BORROWER, I hereby state that for the effect of declaring the obligation payable in advance, a simple note from the general management of BAC HONDURAS or the person designated by such, stating such, shall suffice; whereby BAC HONDURAS is hereby authorized to charge to the account, at the same agreed on interest rate, the sum of the due interests; BAC HONDURAS is alwy hereby authorized to apply any balance existing in favor of the company I represent, debtors and/or guarantor of the Bank, such as savings deposits, term checks, etc. to the debt, as well as to make use of the securities or payment documents, owned by the debtor and or the guarantor, as a full or paratial payment of the obligation or any other debt existing with BAC HONDURAS. SEVENTH. I, CARLOS ELIAS HANDAL GONZALES, or legal age, married, Civil Engineer, in my capactiy as MANAGER AND LEGAL REPRESENTATIVE OF BAC HONDURAS state that all of that stated above by the BORROWER is true and has been convened, and committs BANCO AMERICA CENTRAL HONDURAS, SOCIEDAD ANONIMA to fulfill its corresponding obligations. In witness whereof, I sign this document in the city of San Pedro Sula, Department of Cortes, on march 07, 2014.-----------------------------------------------------------------------------------------------

(Illegible signature)
SUSAN ANDREA ALTAMIRANO CISNEROS, also known as SUSAN ALTAMIRANO. LEGAL REPRESENATIVE. PRICESMART HONDURAS, S.A. DE C.V.

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CARLOS ELIAS HANDAL GONZALEZ
BANCO DE AMERICA CENTRAL HONDURAS, SOCIEDAD ANONIMA